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      As filed with the Securities and Exchange Commission on July 1, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 18, 1999
                (Date of Report Date of Earliest Event Reported)



                             STUDENT ADVANTAGE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                     0-26173                 04-3263743
(State or Other Jurisdiction of   (Commission File         (I.R.S. Employer
Incorporation or Organization)         Number)              Identification
                                                                Number)


     280 SUMMER STREET, BOSTON, MA                              02210
(Address of Principal Executive Offices)                     (Zip Code)



                                 (617) 912-2011
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS

     On June 18, 1999, SA Acquisition I, Inc. ("SA"), a wholly-owned subsidiary of Student Advantage, Inc. (the "Company"), merged into University Netcasting, Inc. ("UNI") pursuant to an Agreement and Plan of Merger between the Company, SA and UNI, dated May 7, 1999 (the "Transaction"). At the close of the transaction, UNI became a wholly-owned subsidiary of the Company.

     UNI provides online information and analysis on athletics for colleges, universities and college sports associations through its FANSonly Network, FANSonly.com.

     The outstanding capital stock of UNI was converted into an aggregate of 2,439,679 shares of Common Stock, $.01 par value, of the Company. The exchange rates used to convert the capital stock of UNI into Common Stock of the Company were determined as a result of arms length negotiation. This merger will be treated as a "pooling of interests" transaction for accounting purposes.

     To the best knowledge of the Company, neither the Company, any affiliate, director, officer nor associate of any director or officer of the Company has any material relationship with UNI, other than relationships arising as a result of the Transaction.

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of the business being acquired. The financial statements of UNI contained in the Company's Registration Statement on Form S-1, as amended (File No. 333-75807) are incorporated herein by reference.


          (b) Pro Forma Financial Information. The pro forma financial information with respect to the Transaction contained in the Company's Registration Statement on Form S-1, as amended (File No. 333-75807) are incorporated herein by reference.


          (c)    Exhibits. See Exhibit Index attached hereto.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





July 1, 1999                            STUDENT ADVANTAGE, INC.


                                        /s/ Raymond V. Sozzi, Jr.
                                        -------------------------------------
                                        Raymond V. Sozzi, Jr.
                                        President, Chief Executive Officer
                                        and Chairman of the Board of
                                        Directors


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                                  EXHIBIT INDEX

Number                       Description
------                       -----------

1.1 (1) Agreement and Plan of Merger among Student Advantage, Inc., SA Acquisition I, Inc. and University Netcasting, Inc. dated May 7, 1999.

99                  Press Release dated May 17, 1999.





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(1)  Incorporated herein by reference to Exhibit 2.1 to the Company's
     Registration Statement on Form S-1, as amended (File No. 333-75807).